UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2010

RODOBO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50340	75-2980786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

380 Changjiang Road, Nangang District,
Harbin, PRC, 150001
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
011-86-451-82260522

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 21, 2010, Rodobo International, Inc. (the “Company”) issued a press release relating to its financial results for the fourth quarter ended September 30, 2010 and the fiscal year ended September 30, 2010. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on December 21, 2010

Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of Rodobo International, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although Rodobo International, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, Rodobo International, Inc. cannot guarantee future results or events.  Rodobo International, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Rodobo International, Inc

By:	/s/ Yanbin Wang
Name:	Yanbin Wang
Title:	Chairman and Chief Executive Officer

Dated: December 21, 2010